Paypal Funds

PayPal Money Market Fund

Supplement, dated June 6, 2008
to
Statement of Additional Information
dated April 30, 2008.

Capitalized terms not defined in this Supplement have the meaning assigned to them in the Statement of Additional Information (“SAI”).

On May 13, 2008, the Board of Trustees of PayPal Funds (the “Trust”) appointed Mr. John P. McGonigle as an Independent Trustee of the Trust.

The following information is added to the table appearing under the caption “Disinterested Trustees” on page 16 of the SAI:

Name, (Year of Birth) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years; Other Directorships Held by Trustee

John P. McGonigle (1955) c/o PayPal, Inc. 2211 North First Street San Jose, CA 95131	Trustee	Since May 2008	One
Vice President, Senior Vice President, and Executive Vice President of Charles Schwab & Co., Inc. (registered broker-dealer) (1989-2006); Member, Investment Company Institute Board of Governors (2000-2002); Member of the Board of Charles Schwab International Holdings (1999-2006); Member of  the Boards of Charles Schwab Tokio-Marine, Charles Schwab Australia, Ltd. and Charles Schwab Asset Management (1999-2002).